Exhibit 10.1

Contract No. 051555-0001-0000        Amendment Number 2

AMENDMENT TO RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES (“the Plan”)
WHEREAS, Rayonier Inc. (the “Employer”) maintains the Rayonier Investment and Savings Plan for Salaried Employees (the “Plan”) for its employees;
WHEREAS, Rayonier Inc. has decided that it is in its best interest to amend the Plan;
WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement.
NOW THEREFORE BE IT RESOLVED, that the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 6-1-2016.

1. The Adoption Agreement is amended to read:
5-3	PLAN COMPENSATION: Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions described below.
	Deferral	Match	ER
	☐	☐	☐	(a)	No exclusions.
	N/A	☐	☐	(b)	Elective Deferrals (as defined in Section 1.46 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded.
	☑	☑	☑	(c)	All fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation, and welfare benefits are excluded.
	☐	☐	☐	(d)	Compensation above $____ is excluded. (See Section 1.97 of the Plan.)
	☐	☐	☐	(e)	Amounts received as a bonus are excluded.
	☐	☐	☐	(f)	Amounts received as commissions are excluded.
	☐	☐	☐	(g)	Overtime payments are excluded.
	☐	☐	☐	(h)	Amounts received for services performed for a non-signatory Related Employer are excluded. (See Section 2.02(c) of the Plan.)
	☐	☐	☐	(i)	“Deemed §125 compensation” as defined in Section 1.141(d) of the Plan.
	☐	☐	☐	(j)	Amounts received after termination of employment are excluded. (See Section 1.141 (b) of the Plan.)
	☑	☑	☑	(k)	Differential Pay (as defined in Section 1.141 (e) of the Plan).
	☑	☑	☑	(l)
Describe adjustments to Plan Compensation: Sign-on and achievement bonuses; All short term disability or disability salary continuation payments; foreign service allowance; bonuses and overtime for Employer Retirement Contributions.

[Note: Any exclusions selected under this AA §5-3 that do not meet the safe harbor exclusions under Treas. Reg. §1.414(s)-l, as described in Section 1.97 (a) of the Plan may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Failure to use a definition of Plan Compensation that satisfies the nondiscrimination requirements under Code §414(s) will cause the Plan to fail to qualify for any contribution safe harbors, such as the permitted disparity allocation or Safe Harbor 401 (k) Plan safe harbors. Any adjustments to Plan Compensation under this AA §5-3 must be definitely determinable and preclude Employer discretion. See AA §6C-4 for the definition of Plan Compensation as it applies to Safe Harbor Contributions.]

©Copyright 2014    Massachusetts Mutual Life Insurance Company    6-1-2016

Exhibit 10.1

Contract No. 051555-0001-0000        Amendment Number 2

2. The Adoption Agreement is amended to read:
6-4
SPECIAL RULES.  No special rules apply with respect to Employer Contributions under the Plan, except to the extent designated under this AA §6-4. Unless designated otherwise, in determining the amount of the Employer Contributions to be allocated under this AA §6, the Employer Contribution will be based on Plan Compensation earned during the Plan Year. (See Section 3.02(c) of the Plan.)

	☑	(a)
Period for determining Employer Contributions. Instead of the Plan Year, Employer Contributions will be determined based on Plan Compensation earned during the following period: [The Plan Year must be used if the permitted disparity allocation method is selected under AA §6-3 above.]

			☐	(1)	Plan Year quarter
			☐	(2)	calendar month
			☑	(3)	payroll period
			☐	(4)	Other:

[Note:  Although Employer Contributions are determined on the basis of Plan Compensation earned during the period designated under this subsection, this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Employer Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415(c)-l(b)(6)(B), regardless of the period selected under this subsection. Any alternative period designated under subsection (4) may not exceed a 12-month period and will apply uniformly to all Participants.]

	☐	(b)	Limit on Employer Contributions. The Employer Contribution elected in AA §6-2 may not exceed:
			☐	(1)	____% of Plan Compensation
			☐	(2)	$ _____
			☐	(3)	Describe:
					[Note: Any limitations under this subsection (3) must satisfy the nondiscrimination requirements of Code §401 (a)(4) and the regulations thereunder.]
	☐	(c)	Offset of Employer Contribution.
			☐	(1)	A Participant’s allocation of Employer Contributions under AA §6-2 of this Plan is reduced by contributions under ________________ [insert name of plan(s)]. (See Section 3.02(d)(2) of the Plan.)
			☐	(2)	In applying the offset under this subsection, the following rules apply:
			[Note: Any language regarding the offset of benefits must satisfy the nondiscrimination requirements under Code §401 (a)(4) and the regulations thereunder.]
	☐	(d)	Special rules:
			[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

©Copyright 2014    Massachusetts Mutual Life Insurance Company    6-1-2016

Exhibit 10.1

Contract No. 051555-0001-0000        Amendment Number 2

EMPLOYER SIGNATURE PAGE
PURPOSE OP EXECUTION. This Signature Page is being executed for Rayonier Investment and Savings Plan for Salaried Employees to effect:
☐	(a)	The adoption of a new plan, effective ____ [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
☐	(b)	The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.
(1)
Effective date of restatement: ___. [Note: Date can be no earlier than January 1, 2007, Section 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions, Thus, a current effective date may be used under this subsection (1) without jeopardizing reliance.]

		(2)	Name of plan(s) being restated:
		(3)	The original effective date of the plan(s) being restated:
☑	(c)
An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

		(1)	Effective Date(s) of amendment/restatement: 6-1-2016
		(2)	Name of plan being amended/restated: Rayonier Investment and Savings Plan for Salaried Employees
		(3)	The original effective date of the plan being amended/restated: 3-1-1994
(4)
If Plan is being amended, Identify the Adoption Agreement section(s) being amended: 5-3(e)(g) and (l), Plan Compensation will now include Bonuses and Overtime and the following has been modified under other Plan Compensation exclusions: Sign-on and achievement bonuses; All short term disability or disability salary continuation payments; foreign service allowance; bonuses and overtime for Employer Retirement Contributions; and 6-4(a)(3) the Employer Contribution period will now be each payroll period.

VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Volume Submitter Sponsor (or authorized representative) of any change In address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:

Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company
Address: 1295 State Street Springfield, MA 01111-0001
Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.

By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #04. The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for [he Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Rayonier Inc. (Name of Employer)
Shelby Pyatt VP, HR (Name of authorized representative) (Title)
/s/ Shelby Pyatt 2/25/16 (Signature) (Date)

©Copyright 2014    Massachusetts Mutual Life Insurance Company    6-1-2016